SECOND
                          ADDITIONAL SUPPORT AGREEMENT

          This Second Additional Support Agreement (the "Agreement") is entered into as of December 13, 1996 by and between Samsung Electronics Co., Ltd., a Korean corporation ("SEC"), and AST Research, Inc., a Delaware corporation ("AST"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement referred to in recital A immediately below.

          A. SEC and AST entered into that certain Stock Purchase Agreement dated as of February 27, 1995, as amended by Amendment No. 1 thereto dated as of June 1, 1995 and Amendment No. 2 thereto dated as of July 29, 1995 (as so amended, the "Stock Purchase Agreement") pursuant to which SEC acquired certain shares of AST's Common Stock and became a significant stockholder of AST.

          B. SEC and AST entered into that certain Additional Support Agreement dated as of December 21, 1995 pursuant to which SEC extended certain vendor credit to AST and guaranteed bank credit lines for the benefit of AST in the amount of $200 million (the "First Guaranties").

          E. AST has requested additional support from SEC to further enhance its business prospects and competitive position and SEC desires to provide such support in consideration of the issuance of the Preferred Stock to SEC as herein provided.

          NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, and covenants set forth in this Agreement, SEC and AST hereby agree as follows:

                                    ARTICLE 1
                               ADDITIONAL GUARANTY

          1.1 Additional Guaranty. In addition to the amounts guarantied by the First Guaranties, SEC shall, as promptly as practicable after receipt of a request from AST, execute and deliver one or more guaranties (the "Additional Guaranty") of a line or lines of credit from one or more banks or other financial institutions for the benefit of AST in an aggregate amount not to exceed $200 million outstanding at any one time; provided, however, that the obligation to provide such Additional Guaranty shall not extend beyond December 31, 1998, and provided further that the terms of such Additional Guaranty shall not differ materially from the terms of the First Guaranties or other forms of guaranties previously submitted to SEC by AST.

          1.2 Extension of First Guaranties. Article 2.1 of the Additional Support Agreement stating that the Guaranty provided therein shall not extend beyond December 31, 1997 is hereby amended to instead state that the Guaranty provided therein shall not extend beyond December 31, 1998. SEC hereby consents to the extension until not later than December 31, 1998 of the indebtedness guaranteed by the First Guaranties, and SEC shall execute and deliver such consents, acknowledgments or other documents as the beneficiaries of the First Guaranties shall reasonably request to confirm SEC's consent to such extension.

                                    ARTICLE 2
                                 PREFERRED STOCK

          2.1 Issuance. Concurrently with delivery by SEC of the first Additional Guaranty requested by AST, and as a condition to SEC's obligation to execute and deliver such Additional Guaranty, AST shall issue to SEC 500,000 shares of Series A Redeemable Preferred Stock (the "Preferred Stock"), having the rights, powers, preferences and privileges set forth on Exhibit A attached hereto.

          2.2 Conditions to Delivery of Preferred Stock. The obligation of AST to issue and deliver the Preferred Stock to SEC is subject to the following conditions:

               (a) Such delivery would not in any material respect violate, or otherwise cause the material violation of, any law or regulation (including any rules or regulations of the NASDAQ National Market or any other principal stock exchange on which the Common Stock of AST is at the time listed or quoted) applicable to the issuance and delivery of the Preferred Stock; and

               (b) There shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction preventing or prohibiting such issuance and delivery of the Preferred Stock.

          2.3 Investment Intent. SEC represents and warrants to AST that the Preferred Stock will be acquired by SEC solely for its own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of such Preferred Stock. SEC understands that the Preferred Stock will not have been registered under the Securities Act and that any disposition thereof by SEC must be registered under the Securities Act or exempt from such registration.

          2.4 Sophistication. SEC represents and warrants to AST that SEC is able to bear the economic risk of an investment in the Preferred Stock and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with the purchase of the Preferred Stock.

          2.5 No Transfer. SEC shall not sell or otherwise transfer any shares of the Preferred Stock except to an Affiliate of SEC which is bound by the provisions of the Stockholder Agreement dated July 31, 1995, as subsequently amended, between AST and SEC.

                                    ARTICLE 3
                               COMPLIANCE WITH LAW

          3.1 Consents. Each of the parties represents on its own behalf to the other party that it has obtained all consents required of it under applicable laws, rules or regulations (including, in the case of SEC, those of Korea) for the execution, delivery and performance of its obligations under this Agreement, that such execution, delivery and performance does not violate such laws, rules or regulations and that this Agreement is legal, valid and binding on such party in accordance with its terms.

                                    ARTICLE 4
                                  MISCELLANEOUS

          4.1 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, construed under and enforced in accordance with, the laws of the State of Delaware without regard to its conflict-of-laws principles. SEC and AST agree that (i) any legal action or proceeding arising out of or in connection with this Agreement or the transactions contemplated hereby shall be brought exclusively in the courts of the State of Delaware or the Federal courts of the United States of America sitting in Delaware, (ii) each irrevocably submits to the jurisdiction of each such court, and (iii) any summons, pleading, judgment, memorandum of law, or other paper relevant to any such action or proceeding shall be sufficiently served if delivered to the recipient thereof by certified or registered mail (with return receipt) at its address set forth in
Section 4.3. Nothing in the proceeding sentence shall affect the right of any party to proceed in any jurisdiction for the enforcement or execution of any judgment, decree or order made by a court specified in said sentence.

          4.2 Expenses. Each of the parties shall pay its own expenses incurred in connection with the negotiation and preparation of this Agreement and the effectuation of the transactions contemplated hereby including, without limitation, all fees and disbursements of its respective legal counsel, advisors, and accountants.

          4.3 Notices. In case of any event or circumstance giving rise to an obligation of SEC or AST to provide notice hereunder, such notice shall be delivered within the time specifically set forth herein or, if no such time is specified, then as promptly as practicable after becoming aware of such event or circumstance. Any notice required or permitted to be given under this Agreement shall be written, and may be given by personal delivery, by cable, telecopy, telex or telegram (with a confirmation copy mailed as follows), by Federal Express, United Parcel Service, DHL, or other reputable commercial delivery service, or by registered or certified mail, first-class postage prepaid, return receipt requested. Notice shall be deemed given upon actual receipt. Mailed notices shall be addressed as follows, but each party may change address by written notice in accordance with this paragraph.

          To AST:             AST Research, Inc.
                              16215 Alton Parkway
                              Irvine, California 92718
                              Attention:  Chief Executive Officer

          with a copy to:     Skadden, Arps, Slate, Meagher & Flom
                              300 South Grand Avenue
                              Los Angeles, CA 90071-3144
                              Attention:  Thomas C. Janson, Jr., Esq.

          To SEC:             Samsung Electronics Co., Ltd.
                              Samsung Main Building
                              250, 2-Ka, Taepyung-Ro, Chung-Ku
                              Seoul, Korea  100-742
                              Attention:  General Legal Counsel

          with a copy to:     Gibson, Dunn & Crutcher
                              4 Park Plaza, Suite 1700
                              Irvine, CA 92714
                              Attention:  Thomas D. Magill, Esq.

          4.4 Waiver. Each party hereto may in its sole discretion (i) extend the time for the performance of any of the obligations or other acts of the other party hereunder, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. No term or provision hereof shall be deemed waived and no breach hereof excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No waiver hereunder shall apply or be construed to apply beyond its expressly stated terms. No failure to exercise and no delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No failure to insist upon strict performance of any term or provision of this Agreement, or to exercise any right hereunder, shall be construed as a waiver or as a relinquishment of such term, provision, or right.

          4.5 SEC Subsidiaries; Successors, Assignment, and Parties in Interest. This Agreement and the rights hereunder may not be assigned by SEC or AST without the prior written consent of the other party, which may be given or withheld in the other party's discretion, except that SEC may (i) exercise any or all rights and/or fulfill any or all obligations under this Agreement in conjunction with or through one or more wholly owned subsidiaries of SEC; and/or
(ii) assign this Agreement to an Affiliate or Affiliates of SEC; provided that SEC shall remain liable for all of its obligations under this Agreement not fully performed by its subsidiaries or assignees. This Agreement shall be binding upon and inure solely to the benefit of SEC and AST and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

          4.6 Entire Agreement. This Agreement constitutes the entire agreement between SEC and AST with respect to the subject matter hereof and the transactions contemplated hereby and supersedes all prior or contemporaneous, written or oral agreements or understandings with respect thereto (including without limitation all term sheets). The parties acknowledge that their agreements hereunder were not procured through representations or agreements not set forth herein or therein.

          4.7 Amendment. This Agreement may be amended only by a written instrument executed and delivered by a duly authorized officer of SEC and a duly authorized officer of AST.

          4.8 Cumulation of Remedies. All remedies available to any party for breach or non-performance of this Agreement are cumulative and not exclusive of any rights, remedies, powers or privileges provided by law, and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of other remedies.

          4.9 Fair Construction. This Agreement shall be deemed the joint work product of SEC and AST without regard to the identity of the draftsperson, and any rule of construction that a document shall be interpreted or construed against the drafting party shall not be applicable.

          4.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

AST RESEARCH, INC.,          SAMSUNG ELECTRONICS CO., LTD.,
a Delaware corporation       a Korean corporation

By:    /s/ RANDALL G. WICK   By:    /s/ HYEON GON KIM
Name:  Randall G. Wick       Name:  Hyeon Gon Kim
Title: Assistant Secretary   Title: Executive Vice President





                           CERTIFICATE OF DESIGNATIONS
                                     OF THE
                       SERIES A REDEEMABLE PREFERRED STOCK
                           (PAR VALUE $.01 PER SHARE)


                                       OF


                               AST RESEARCH, INC.


                                 ______________


                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
                                 ______________


     The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of AST Research, Inc., a Delaware Corporation (the "CORPORATION"), at a meeting duly convened and held on December 12, 1996, at which a quorum was present and acting throughout:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "BOARD OF DIRECTORS") by
Article 4(b) of the Restated Certificate of Incorporation of the Corporation dated July 31, 1995 (the "CERTIFICATE OF INCORPORATION"), the Board of Directors hereby authorizes and approves the creation and issuance of a new series of Preferred Stock of the Corporation upon the terms and conditions set forth in these resolutions, which fix the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of the shares of such new series, in addition to those set forth in the Certificate of Incorporation, as follows:

     1. SERIES A PREFERRED STOCK. The new series of Preferred Stock of the Corporation authorized hereby shall be designated the Series A Redeemable Preferred Stock (the "SERIES A PREFERRED STOCK"), and shall consist of Five Hundred Thousand (500,000) shares, par value $.01 per share; provided, however, that the Board of Directors, or, to the extent permitted by applicable law, a duly authorized committee thereof, may decrease (but not increase) the number of authorized shares in such series subsequent to the date of original issuance of shares in such series (the "ORIGINAL ISSUANCE DATE"), but not below the number of shares of such series then outstanding. The Series A Preferred Stock is issuable solely in whole shares that shall entitle the holder thereof to exercise the voting rights, to participate in the distributions and to have the benefit of all other rights of holders of Series A Preferred Stock as set forth herein and in the Certificate of Incorporation. For purposes of this Certificate of Designations, the terms "PREFERRED STOCK" and "COMMON STOCK" shall have the meanings ascribed to them in the Certificate of Incorporation in effect as of the Original Issuance Date.

     2.   DIVIDENDS.

          (A) PAYMENT OF DIVIDENDS. No dividends or other distributions shall accrue or be payable on or in respect of the Series A Preferred Stock prior to January 1, 1999 (the "COMMENCEMENT DATE"). Dividends shall commence accruing on the Series A Preferred Stock on the Commencement Date, and unless and until all of the Series A Preferred Stock has been exchanged or redeemed by the Corporation pursuant to Section 5 or Section 6, the holders of Series A Preferred Stock shall be entitled to receive cash dividends, out of any funds legally available therefor, prior and in preference to any declaration or payment of any dividend (other than a dividend payable in Common Stock of the Corporation) on the Common Stock and to any declaration or payment of any dividend on any other series of Preferred Stock of the Corporation ranking, as to dividends and distributions, junior to the Series A Preferred Stock (other than dividends payable in Common Stock or Preferred Stock ranking, as to dividends and distributions, junior to the Series A Preferred Stock), at the respective annual rates per share of Series A Preferred Stock set forth below (as adjusted for any stock dividends, combinations or splits with respect to such shares), payable quarterly on the last day of March, June, September, and December each year commencing on March 31, 1999:


Calendar Year  Annual Dividend

    1999      $4.72
    2000       5.36
    2001       6.00
    2002       6.64
    2003       7.32
    2004       7.96
     and
 thereafter

          Such dividends shall accrue on each share and accrue from day to day, whether or not earned or declared, and shall be cumulative so that if such dividends with respect to any previous quarterly dividend period at said rate per share per annum shall not have been paid on or declared and set apart for all shares of Series A Preferred Stock at the time outstanding, the deficiency shall be fully paid on or declared and set apart for such shares before the Corporation makes any distribution (as such term is hereinafter defined) to the holders of Common Stock or any other series of Preferred Stock ranking, as to dividends and distributions, junior to the Series A Preferred Stock. The term "DISTRIBUTION" as used in this Section 2(a) shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the Corporation that are junior to the Series A Preferred Stock as to dividends and distributions and except as contemplated by this Certificate of Designations) to the holders of shares of capital stock of the Corporation, in such holders' capacity as such, or the purchase or redemption of shares of the Corporation for cash or property (except for the repurchase of Common Stock from employees, directors, consultants and advisers pursuant to the terms of stock purchase agreements under which such shares are issued), including any such transfer, purchase or redemption by a subsidiary of the Corporation. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day cash or property is transferred by the Corporation, whether or not pursuant to a contract of an earlier date; provided that, where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the Corporation acquires the shares in such exchange.

          (B) PRIORITY AS TO DIVIDENDS. No dividends shall be declared or paid or set apart for payment on Common Stock or on Preferred Stock of any series ranking, as to dividends and distributions, junior to the Series A Preferred Stock, unless at the time of such declaration or payment or setting apart for payment all dividends to which holders of Series A Preferred Stock are entitled pursuant to Section 2(a) have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment).

     3.   LIQUIDATION PREFERENCE.

          (A) SERIES A LIQUIDATION PREFERENCE. In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, or to any other series of Preferred Stock that may be issued by the Corporation from time to time ranking, as to liquidation, junior to the Series A Preferred Stock, an amount per share in cash equal to the sum of (i) $65.00 for each outstanding share of Series A Preferred Stock, as adjusted for any stock dividends, combinations or splits with respect to such share plus (ii) an amount equal to all accrued but unpaid dividends (whether or not declared) on each such share (the "Liquidation Preference").

          (B) INSUFFICIENT FUNDS. If, in connection with any Liquidation Event, the Corporation's cash funds legally available for distribution to the holders of the Series A Preferred Stock and any shares of the Corporation's Preferred Stock ranking on a parity with the Series A Preferred Stock as to liquidation are not sufficient to pay the full Series A Preferred Stock liquidation preference in cash, then any deficiency in the cash payment of the Series A Preferred Stock liquidation preference may be paid in non-cash assets of the Corporation legally available for distribution to the holders of Series A Preferred Stock. If the cash and non-cash assets legally available for distribution to the holders of the Series A Preferred Stock shall be insufficient to permit the full payment to such holders of the full Series A Preferred Stock liquidation preference, then any cash and non-cash assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the number of such shares owned by each such holder. In connection with the distribution of any non-cash assets in payment of the Series A Preferred Stock liquidation preference, the non-cash assets will be valued at their fair market value, as determined by independent appraisal by an appraiser selected in good faith by the Board of Directors.

          (C) LIQUIDATION EVENT. For purposes of Section 3, a "LIQUIDATION EVENT" shall mean any liquidation, dissolution, or winding up of the Corporation. Neither a consolidation or merger of the Corporation with or into another Corporation, nor a merger of any other Corporation with or into the Corporation, nor the sale of all or substantially all of the Corporation's property or business (other than in connection with a winding up of its business) will be considered a Liquidation Event for purposes of this Certificate of Designations.

     4. NO VOTING RIGHTS. The holders of Series A Preferred Stock will not have any voting rights except such rights as from time to time are required by the Delaware General Corporation Law. Any shares of Series A Preferred Stock held by the Corporation or any subsidiary of the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum or in calculating any percentage of shares under this Section 4.

     5.   EXCHANGE BY CORPORATION.

          (A) EXCHANGE RATIO AND DIVIDENDS. At any time, and from time to time, on or after the Commencement Date, the Corporation may, at the sole option of the Independent Directors (as defined in Section 5(f)), exchange (an "EXCHANGE"), in whole or in part, each share of the Series A Preferred Stock for thirteen and eleven hundredths (13.11) fully paid and nonassessable shares of the Corporation's Common Stock (the "EXCHANGE RATIO"). At the time of any Exchange, the Corporation shall pay in cash all accrued but unpaid dividends (whether or not declared) on such exchanged shares to and as of the Exchange Date (as defined in Section 5(c)) to the exchanging holders thereof.

          (B) PRO RATA EXCHANGE. In the event of any Exchange of only a part of the then outstanding Series A Preferred Stock, the Corporation shall effect such Exchange pro rata among the outstanding shares of Series A Preferred Stock according to the number of shares then held by each holder thereof.

          (C) MECHANICS OF EXCHANGE. In the event of any Exchange pursuant to this Section 5, at least twenty (20) but no more than sixty (60) days prior to the date fixed by the Independent Directors (an "EXCHANGE DATE"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is mailed) of the Series A Preferred Stock to be exchanged, at the address last shown on the records of the Corporation for such holder or given in writing by the holder to the Corporation for the purpose of notice, notifying such holder of the Exchange to be effected, specifying the number of shares of Series A Preferred Stock to be exchanged by such holder, the Exchange Date, the number of shares of Common Stock to be received by the holder in such Exchange, the amount of cash for any fractional share and for all accrued but unpaid dividends to be paid to the holder, and calling upon such holder to surrender to the Corporation at its principal executive office or the office of its transfer agent, such holder's certificate or certificates representing the shares of Series A Preferred Stock to be exchanged (the "EXCHANGE NOTICE"). On or after the Exchange Date, each holder of Series A Preferred Stock to be exchanged shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Exchange Notice, and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such Series A Preferred Stock certificate are exchanged, a new certificate shall be issued representing the unexchanged shares.

          The Corporation shall, as soon as practicable after each Exchange, issue and deliver to the exchanging holder of Series A Preferred Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such exchange shall be deemed to have been made immediately upon the opening of business on the Exchange Date, and the person or persons entitled to receive the shares of Common Stock issuable upon such exchange shall be treated for all purposes as the record holder or holders of such shares of Common Stock immediately upon the opening of business on such Exchange Date. From and after the opening of business on the Exchange Date, unless there shall have been a failure by the Corporation to effectuate an Exchange, all rights of the holders of such exchanged shares as holders of Series A Preferred Stock (except the right to receive the appropriate number of shares of Common Stock and cash for any fractional share and for accrued but unpaid dividends in exchange for the surrender of their certificate or certificates), shall cease with respect to such shares of Series A Preferred Stock, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purposes whatsoever.

          (D) NO FRACTIONAL SHARES. No fractional share of Common Stock shall be issued upon any Exchange of Series A Preferred Stock pursuant to the provisions of this Section 5. In lieu of any fractional share to which a holder of Series A Preferred Stock would otherwise be entitled, the Corporation shall pay in cash the Fair Market Value (as defined below) of any such fractional share of Common Stock. The "FAIR MARKET VALUE" of a fraction of a share of Common Stock shall be an amount equal to the same fraction of the closing price of the Common Stock on the last trading day prior to the Exchange Date on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (the "NMS"), or such other national securities exchange or quotation system as such Common Stock is then listed or, if not so listed or quoted, the average of the closing bid and asked prices on such trading date. The determination of the fractional share for which a cash payment will be made shall be determined on the basis of the total number of shares of the Series A Preferred Stock the holder is at the time required to exchange into Common Stock and the number of shares of Common Stock issuable upon such aggregate Exchange.

          (E) TRANSFER TAXES. The Corporation shall pay any and all United States issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon exchange of the Series A Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the shares of Series A Preferred Stock so exchanged were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (F) INDEPENDENT DIRECTOR. For purposes of this Certificate of Designations, "INDEPENDENT DIRECTOR" means each director of the Corporation who is not currently (i) a holder of Series A Preferred Stock nor (ii) apart from such directorship, an affiliate, officer, director, employee, agent, principal stockholder, consultant or partner of any holder of Series A Preferred Stock or the Corporation or any affiliate of either of them or of any entity that was dependent on a holder of Series A Preferred Stock or the Corporation or any affiliate of either of them for more than five percent (5%) of its revenues or earnings in its most recent fiscal year, and who was not at any time in the past an affiliate, officer, employee, director, principal stockholder or partner of a holder of Series A Preferred Stock or the Corporation or any affiliate of either of them, and does not have, in the good faith judgment of the then existing Independent Directors, any other direct or indirect interest in or relationship with a holder of Series A Preferred Stock or the Corporation or any of their respective affiliates so as to be reasonably likely to cause such person to have any interest in any transaction with a holder of Series A Preferred Stock or the Corporation or any of their respective affiliates.

          (G)  EXCHANGE RATIO AND SHARE ADJUSTMENTS.

               (I) SUBDIVISION, COMBINATION OR RECLASSIFICATION. In the event that the Corporation at any time or from time to time after the Original Issuance Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of Common Stock, then the Exchange Ratio in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

               (II) NO MINOR ADJUSTMENTS TO EXCHANGE RATIO. No adjustment of the Exchange Ratio shall be made pursuant to this Section 5(g) in an amount less than one hundredth (0.01) of a share. Adjustment amounts under one hundredth (0.01) of a share shall be carried forward and taken into account in any subsequent adjustment calculations.

               (III) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exchange Ratio pursuant to this Section 5(g), the Corporation, at its expense, shall within a reasonable time compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth (A) such adjustment or readjustment showing in detail the facts upon which such adjustment or readjustment is based, (B) the Exchange Ratio at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exchange of a share of Series A Preferred Stock.

          (H) DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, in evidences of indebtedness issued by the Corporation or other persons or in assets (excluding cash dividends) or in rights not referred to in Section 5(g)(i), then, in each such case for the purpose of this Section 5(h), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are exchangeable pursuant to Section 5 as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such a distribution.

          (I) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or reclassification as set forth in Section 5(g)(i)), provision shall be made so that the holders of Series A Preferred Stock shall thereafter be entitled to receive, upon exchange of their Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or otherwise, to which a holder of Series A Preferred Stock would have been entitled in such recapitalization if such holder's shares had been exchanged into Common Stock immediately prior to such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Exchange Ratio, if applicable, then in effect and the number of shares receivable upon exchange of Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

     6. REDEMPTION BY CORPORATION. At any time, and from time to time, on or after the Commencement Date, the Corporation may, at the option of the Independent Directors, redeem for cash, in whole or in part, the Series A Preferred Stock (a "REDEMPTION"), as follows:

          (A) REDEMPTION PRICE. The redemption price per share for the Series A Preferred Stock shall be one hundred dollars and seventy five cents ($100.75) (the "REDEMPTION PRICE"). At the time of any Redemption, the Corporation shall pay in cash all accrued but unpaid dividends (whether or not declared) on such redeemed shares to and as of the Redemption Date (as defined in Section 6(c)) to the redeeming holders thereof.

          (B) PRO RATA REDEMPTION. In the event of any Redemption of only a part of the then outstanding Series A Preferred Stock, the Corporation shall effect such Redemption pro rata among the outstanding shares of Series A Preferred Stock according to the number of shares then held by each holder thereof.

          (C) MECHANICS OF REDEMPTION. In the event of any Redemption pursuant to this Section 6, at least twenty (20) but no more than sixty (60) days prior to the date fixed by the Independent Directors for such Redemption of Series A Preferred Stock (a "REDEMPTION DATE"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is mailed) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given in writing by the holder to the Corporation for the purpose of notice, notifying such holder of the Redemption to be effected, specifying the number of shares of Series A Preferred Stock to be redeemed, the Redemption Date, the Redemption Price, and calling upon such holder to surrender to the Corporation at its principal executive office or the office of its transfer agent, such holder's certificate or certificates representing the shares of Series A Preferred Stock to be redeemed (the "REDEMPTION NOTICE"). On or after the Redemption Date, each holder of Series A Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and each surrendered certificate shall be canceled. Not less than three (3) days prior to the Redemption Date, the Corporation shall deposit, from funds legally available therefor, the Redemption Price for the shares designated for redemption with a bank or trust Corporation having aggregate capital and surplus in excess of $20,000,000 as a trust fund for the benefit of the holder of the shares designated for Redemption. At such time, the Corporation shall also deposit irrevocable instruction and authority to such bank or trust Corporation to pay, on or after the Redemption Date, the deposited Redemption Price of the Series A Preferred Stock to the holder thereof upon surrender of its certificate(s).

          If funds are available on the Redemption Date, then whether or not the share certificates are surrendered for payment of the Redemption Price, the shares shall no longer be outstanding and the holder thereof shall cease to be a shareholder of the Corporation with respect to the shares redeemed on and after the Redemption Date and shall be entitled only to receive the Redemption Price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

     7. NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations.

     8. RESTRICTIONS AND LIMITATIONS. Without the vote or written consent of the holders of at least eighty percent (80%) of the then outstanding shares of Series A Preferred Stock, the Corporation shall not amend its Certificate of Incorporation (including this Certificate of Designations) or its Bylaws if such amendment would adversely affect any of the rights, preferences or privileges provided for therein or herein for the benefit of the shares of Series A Preferred Stock.

     9. STATUS OF ACQUIRED STOCK. Shares of Series A Preferred Stock acquired by the Corporation by reason of exchange or otherwise will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may be issued, but not as shares of Series A Preferred Stock.

     10. NO CONVERSION, EXCHANGE OR REDEMPTION BY HOLDERS. Shares of Series A Preferred Stock shall not be subject to conversion, exchange or redemption at the option of the holder thereof.

     11. SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to he extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

     IN WITNESS WHEREOF, this Certificate of Designations is executed and acknowledged by the undersigned on behalf of the Corporation on this 13th day of December, 1996.

                              AST RESEARCH, INC.



                              By:    /s/ RANDALL G.WICK

                              Name:  Randall G. Wick

                              Title:  Assistant Secretary